                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 7, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   33-8420-D              84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



                        20750 Ventura Boulevard, Suite 202
                        Woodland Hills, California  91364
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (818) 710-9813
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                                 MEDTECH, INC.
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 5.  OTHER EVENTS

     This Form 8-K amendment does not include any financial or other information concerning the Company's recent acquisition of UK-based Relay Business Systems. This information will be included in a Form 8-K which will be filed as soon as possible.

     In the Company's Form 8-K filing dated January 7, 1999, the Company reported that it would receive a royalty of 7% of the gross revenues that Sanga International, Inc. ("Sanga") receives from licensing the software plus a royalty of 25% of the net revenues received by Sanga pursuant to a Software License Agreement dated December 2, 1998, between Sanga e-Health, LLC and Sanga. Subsequently on January 23, 1999, the Company, Sanga and Sanga e-Health, LLC agreed to terminate the Software License Agreement. As a result, the Company will have full responsibility for marketing the technology and the Company will receive 100% of the revenues from the sale of the technology. It will also be responsible for its costs of operating its business and for any future softwware development. Previously these costs were to be reimbursed by Sanga.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL INFORMATION OF BUSINESSES ACQUIRED. The following financial statements for Sanga e-Health, LLC for the period from inception (December 15, 1998) to December 31, 1998 are filed herewith:

                                                                     PAGE

AUDITED FINANCIAL STATEMENTS OF SANGA E-HEALTH, LLC

     Report of Independent Certified Public Accountants ............. F-1

     Financial Statements:
       Balance Sheet ................................................ F-2
       Statement of Operations ...................................... F-3
       Statement of Changes in Stockholders' Equity ................. F-4
       Statement of Cash Flows ...................................... F-5
       Notes to Financial Statements ................................ F-6

     (b) PRO FORMA FINANCIAL INFORMATION. Unaudited Pro Forma Financial Statements for e-MedSoft.com and Sanga e-Health, LLC as of December 31, 1998, and for the seven months ended December 31, 1998, are filed herewith on pages F-9 through F-11.

     (c)  EXHIBITS.

          Exhibit 10 Stock Acquisition and Technology Transfer Agreement dated December 22, 1998, between Medtech, Inc. (formerly "High Hopes, Inc.") and Sanga e-Health LLC (previously filed)

          Exhibit 10.1 Waiver, Rescission and Termination of Software License Agreement between Sanga e-Health, LLC and Sanga International, Inc. dated December 2, 1998 (filed electronically herewith)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     e-MedSoft.com


Dated:  March 23, 1999               By:/s/ John F. Andrews
                                        John F. Andrews, President

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Sanga e-Health, LLC
Woodland Hills, CA 91364



We have audited the accompanying balance sheet of Sanga e-Health, LLC (a development-stage company) as of December 31, 1998, and the related statements of operations, members' (deficit) and cash flows for the period from December 1, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Sanga e-Health, LLC (a development-stage company) as of December 31, 1998, and the results of its operations, changes in its members' (deficit) and its cash flows for the period from December 1, 1998 (date of inception) through December 31, 1998 in conformity with generally accepted accounting principles.



                             /s/ Schumacher & Associates, Inc.
                             Schumacher & Associates, Inc.
                             Certified Public Accountants
                             12835 E. Arapahoe Road
                             Tower II, Suite 110
                             Englewood, CO 80112

March 22, 1999

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                                BALANCE SHEET
                              December 31, 1998

                                   ASSETS

Current Assets                                              $         -
                                                            -----------
     Total Current Assets                                             -

TOTAL ASSETS                                                $         -
                                                            ===========


                      LIABILITIES AND MEMBERS' (DEFICIT)

Current Liabilities:
  Accounts payable, related party                           $    15,599
                                                            -----------
     Total Current Liabilities                                   15,599
                                                            -----------

TOTAL LIABILITIES                                                15,599
                                                            -----------

Commitments (Notes 2,3,4 and 5)                                       -

Members' (Deficit):
  Contributed Capital                                            77,908
  Accumulated (Deficit)                                         (93,507)
                                                            -----------

TOTAL MEMBERS' (DEFICIT)                                        (15,599)
                                                            -----------

TOTAL LIABILITIES AND MEMBERS' (DEFICIT)                    $         -
                                                            ===========





The accompanying notes are an integral part of the financial statements.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                            STATEMENT OF OPERATIONS

           For the Period from December 1, 1998 (date of inception)
                           through December 31, 1998



Revenue                                                     $         -
                                                            -----------

Expenses
  Research and development                                       21,334
  Sales and marketing                                            52,768
  General and administrative                                     19,405
                                                            -----------
Total expenses                                                   93,507
                                                            -----------

Net (Loss)                                                  $   (93,507)
                                                            ===========






The accompanying notes are an integral part of the financial statements.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

      For the Period from December 1, 1998 (date of inception) through
                              December 31, 1998


                                    Contributed    Accumulated
                                      Capital       (Deficit)        Total
                                    -----------    -----------     --------
Balance at December 1, 1998           $     -       $      -       $      -

Member capital contributed             77,908              -         77,908

Net loss for the period from
 December 1, 1998 through
 December 31, 1998                          -        (93,507)       (93,507)
                                      -------       --------       --------

Balance at December 31, 1998          $77,908       $(93,507)      $(15,599)





The accompanying notes are an integral part of the financial statements.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                            STATEMENT OF CASH FLOWS

           For the Period from December 1, 1998 (date of inception)
                           through December 31, 1998




Operating Activities:
  Net (Loss)                                                 $  (93,507)
                                                             ----------

 Adjustments to reconcile net loss
 to net cash (used in) operating
 activities:
    Increase in accounts payable, related party                  15,599
                                                             ----------

Net Cash (Used in) Operating Activities                         (77,908)
                                                             ----------

Cash Flows from Investing Activities                                  -
                                                             ----------

Cash Flows from Financing Activities:

    Services contributed to capital                              77,908
                                                             ----------

Net Cash Provided by Financing Activities                        77,908
                                                             ----------

Increase in Cash                                                      -

Cash, Beginning of Period                                             -
                                                             ----------

Cash, End of Period                                          $        -
                                                             ==========

Interest Paid                                                $        -
                                                             ==========

Income Taxes Paid                                            $        -
                                                             ==========




The accompanying notes are an integral part of the financial statements.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

(1)  Summary of Accounting Policies

     This summary of significant accounting policies of Sanga e-Health, LLC (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     (a)  Description of Business

          Sanga e-Health, LLC ("e-Health" or the "Company"), a limited liability company formed under the laws of the State of California, is a corporate joint venture that was organized on December 15, 1998. e-Health's business purpose is primarily to develop a centralized computer software product utilizing the technology transferred to the Company by HealthMed Inc. ("HealthMed") and Sanga International, Inc. ("Sanga"), e-Health's Members. The Members to this corporate joint venture equally participate in the management of e-Health and have equal voting rights.

          Under e-Health's operating agreement dated December 1, 1998, HealthMed contributed its proprietary MedSoft computer software to e-Health. Sanga contributed to e-Health for use within the health-care industry, all rights, licenses, ownership, powers, privileges, entitlements or other ownership in and to computer hardware and computer software products utilized in Sanga's business, including without limitation, the JAVA technology marketed by Sun Microsystems which Sanga has the right to utilize and market. From the contribution of these technologies, the Company has developed and is continuing to develop software technology for application in healthcare environments. This software is being developed with the intended purpose of permitting real time, off-site access to patient financial and medical records with minimal software or hardware installation at the offices of the healthcare provider or the off-site user (the "Software").

     (b)  Use of Estimates in the Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998
                                  (Continued)


     (c)  Technology, Software, Licenses and Research and Development Costs

          HealthMed and Sanga expensed all research and development costs for the contributed assets. The basis for the financial statements of e-Health at formation is the carryover basis of HealthMed and Sanga and therefore, the balance sheet of e-Health at formation reflects no assets or equity related to the contributed assets. The financial statements at December 31, 1998 reflect activity of the Company from inception. For accounting purposes, December 1, 1998, the date of e-Health's operating agreement, has been used as the date of inception. All research and development costs of the Company have been expensed. Various services and advances provided to the Company from related parties are reflected in the financial statements as contributed capital.

(2)  Related Party Transactions

     The Company, as a newly formed corporate joint venture, relied on the advances and services from its Members and other companies affiliated with the Members. MediManager, Inc. ("MMI")(which has ownership in common with HealthMed) has provided certain services of its employees to HealthMed for the continued development of the Software. The costs associated with these services are minimal. HealthMed has agreed to contribute these services to the Company. Sanga has provided services of its employees for the continued development of the Software. In addition, Sanga has provided services of its employees for the marketing and sub-licensing of the Software. These services have been contributed by Sanga to the Company. As discussed in Note 3 below, the original intent of the Software License Agreement was that Sanga would be responsible for all costs relating to marketing and sub-licensing. The consulting services provided by Sanga and HealthMed to the Company through December 31, 1998 have been expensed and were approximately $78,000. Affiliated companies made other payments on the behalf of e-Health. Such payments have been expensed and any balances owed to these companies have been reflected in accounts payable, related party.

(3)  Software License Agreement

     On December 2, 1998, the Company signed a software license agreement with Sanga International ("Sanga") granting to Sanga an exclusive license for the sub-leasing of the Software to end-users thereof. Under this agreement all marketing or sub-licensing costs shall be at the sole expense of Sanga. Sanga shall pay to the Company licensing fees based on formulas applied to gross revenues and net revenues generated by Sanga as a result of this license.

                             Sanga e-Health, LLC
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998
                                  (Continued)

     Operating under this agreement, Sanga entered into negotiations with various healthcare providers for the sub-leasing of the Software that resulted in signed Memorandums of Understanding ("MOU") or Master Agreements. On December 22, 1998, National Century Financial Enterprises ("NCFE") signed an initial funding commitment letter agreement for $1.5 million. This commitment agreement provided for the initial funding of accounts receivable to be derived from the signed MOU and Master Agreements entered into between Sanga and various healthcare providers. On December 23, 1998 NCFE funded $750,000 to Sanga based on this agreement.

     On January 23, 1999 e-Health and Sanga entered into an agreement for the waiver, rescission and termination of this software license. In conjunction therewith, Sanga assigned, transferred and gave up in favor of e-MedSoft.com (see Note 4 below), all right, title and interest under or with respect to all of Sanga's contractual rights and privileges arising from their agreements with various healthcare providers for the sub-leasing of the Software, including but not limited to, that funding commitment letter agreement with NCFE.

(4)  Stock Acquisition and Technology Transfer Agreement

     On December 29, 1998, the Company and e-MedSoft.com (formally known as MedTech "MDTK") entered into an agreement for the issuance of 41,417,176 shares of common stock of MDTK, fully restricted under Rule 144 but free and clear of any and all encumbrances. In exchange for the MDTK shares, the Company agreed to transfer and assign to MDTK all right, title and interest of the Company in and to the software rights referenced in the Software License Agreement. In addition, e-Health agreed that MDTK be the sole owner and beneficiary of all rights held by the Company in and to the Software. This transaction closed on January 7, 1999. As a result of this transaction, the Company owned 80% of the issued and outstanding common stock of MDTK.

(5)  Subsequent Events

     On March 10, 1999, the Company transferred an aggregate of 2,000,000 of its shares of common stock of MDTK, fully restricted under Rule 144, to Intercontinental Investment Associates LTD ("IIA") and DAB Investments, Inc. ("DAB") in full payment for consulting services previously performed by employees and agents of IIA and DAB on behalf of the Company.

On January 7, 1999, e-MedSoft.com completed the acquisition of certain rights to a JAVA-based, on-line healthcare management system in exchange for 41,417,176 shares of the Company's common stock (approximately 80% of the shares now outstanding) which resulted in a change of control.

The following unaudited pro forma financial statements are derived from the historical financial statements of e-MedSoft.com and Sanga e-Health, LLC and give pro forma effect to their combination on January 7, 1999. These pro forma statements should be read in conjunction with those historical financial statements and related notes. The pro forma financial statements do not purport to be indicative of the results that would actually have been obtained if the combination had been in effect on the dates indicated, or that may be obtained in the future.

e-MedSoft.com
Proforma Combined Balance Sheet
December 31, 1998

                                                              Proforma        Proforma
                           e-MedSoft (a)   Sanga e-Health    Adjustments      Combined
                            (unaudited)
ASSETS

Cash                         $     191        $   -                          $      191
                                                                                   -
Other Assets                    19,528            -                              19,528
                                                                                   -
                             ---------        --------      -----------      ----------
     TOTAL ASSETS            $  19,719        $   -         $      -         $   19,719
                             =========        ========      ===========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts Payable             $   9,442        $   -                          $    9,442
Related Party Transactions    (750,000)         15,599                         (734,401)
Deferred Revenues              750,000            -                             750,000
Shareholders' Equity
 Common Shares                   7,801            -              43,970 (b)      51,771
 Paid in Capital               569,942          77,908          (43,970)(b)     603,880
 Retained Earnings
  (Deficit)                   (567,466)        (93,507)            -           (660,973)
                             ---------        --------      -----------      ----------
                                10,277         (15,599)            -             (5,322)
                             ---------        --------      -----------      ----------
     TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY   $  19,719        $   -         $      -         $   19,719
                             =========        ========      ===========      ==========

NOTES TO THE COMBINED PROFORMA BALANCE SHEET

(a) The balance sheet for e-MedSoft.com is as of January 7, 1999, the acquisition date of the assets of Sanga e-Health.

(b) To record the payment of the acquisition price of 43,970,320 shares of e-MedSoft common stock, restricted under Rule 144. The valuation of the shares was based on the par value of the stock. The carryover basis of the assets acquired is zero.

(c) This proforma does not include information relating to the various contracts, revenues or assets associated with e-MedSoft.com's acquisition of Relay Business Systems, Inc. on March 19, 1999. This data will be included in a subsequently filed 8-K.

e-MedSoft.com
Proforma Combined Statement of Operations
For the Seven Months ended December 31, 1998

                                                              Proforma        Proforma
                           e-MedSoft (a)   Sanga e-Health    Adjustments      Combined
                            (unaudited)
Revenues                     $    -           $   -         $      -         $     -
                             ---------        --------      -----------      ----------

Operating Expenses
 Research and development        -              21,334                           21,334
 Sales and marketing expense       812          52,768                           53,580
 General and administrative        234          19,405                           19,639
                             ---------        --------      -----------      ----------
                                 1,046          93,507             -             94,553

Pre tax loss                 $  (1,046)       $(93,507)     $      -         $  (94,553)

Provision for taxes               -               -                -               -
                             ---------        --------      -----------      ----------

Net Loss                     $  (1,046)       $(93,507)     $      -         $  (94,553)
                             =========        ========      ===========      ==========

Net Loss per Share           $   (0.00)         N/A                          $    (0.00)

Weighted Average Shares
 Outstanding                 7,801,150          N/A                          51,771,470


NOTES TO THE COMBINED PROFORMA STATEMENT OF OPERATIONS

(a) e-MedSoft.com's fiscal year end is May 31. The statement of operations for e-MedSoft.com is for the seven months and 7 day period which commenced on June 1, 1998 and ended January 7, 1999, the acquisition date of the assets of Sanga e-Health.

(b) The proforma statement has included Sanga e-Health from its inception on December 1, 1998 through December 31, 1998.

(c) The earnings per share were calculated using average weighted number of shares outstanding during the year. The proforma earnings per share were calculated as if all restricted shares of the company were issued at the beginning of the period and included in weighted average shares outstanding.

(d) This proforma does not include information relating to the various contracts, revenues or assets associated with e-MedSoft.com's acquisition of Relay Business Systems, Inc. on March 19, 1999. This data will be included in a subsequently filed 8-K.